UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2014

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

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(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

950 Third Avenue, Ste. 2804, New York, NY 10022

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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (800) 243-5544

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01

Entry into Material Definitive Agreement;

Item 3.02

Unregistered Sale of Equity Securities;

Item 3.03(b)

Material Modification to Rights of Security Holders.

On June 18, 2014, Trans-Lux Corporation (the “Company”) issued 50,000 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), to David Pavlik, President of Trans-Lux Energy Corporation, a subsidiary of the Company (the “Pavlik Issuance”).  The Pavlik Issuance was made pursuant to the terms of that certain Restricted Stock Agreement dated as of May 27, 2014, which was previously disclosed pursuant to the Company’s report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2014.

On June 20, 2014, the Company entered into that certain Securities Purchase Agreement (the “Carlisle SPA”) with Carlisle Investments Inc. (“Carlisle”), pursuant to which Carlisle purchased 166,666 shares of the Company’s Common Stock for a purchase price of $1,000,000.  Mr. Marco Elser, a director of the Company, exercises voting and dispositive power as investment manager of Carlisle.  The transactions executed pursuant to the Carlisle SPA consisted of a “Conversion Transaction”, as such term is defined in that certain Amended and Restated Promissory Note dated as of May 29, 2014 and executed in favor of Carlisle (the “Carlisle Note”).  The Carlisle SPA terminated the Carlisle Note in its entirety, and also terminated that certain Security Agreement between the Company and Carlisle and the liens granted therein, which such agreement was entered into in connection with the Carlisle Note. A copy of the Carlisle SPA is filed herewith.

On June 20, 2014, the Company entered into that certain Securities Purchase Agreement (the “Schiele SPA”) with George Schiele (“Schiele”), pursuant to which Schiele purchased 33,333 shares of the Company’s Common Stock for a purchase price of $200,000.  Schiele is the Chairman of the Board of Directors of the Company.  The transactions executed pursuant to the Schiele SPA consisted of a “Conversion Transaction”, as such term is defined in that certain Promissory Note dated June 4, 2014 and executed in favor of Schiele (the “Schiele Note”).  The Schiele SPA terminated the Schiele Note in its entirety.  A copy of the Schiele SPA is filed herewith.

The securities referenced above were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

4.01

Securities Purchase Agreement dated as of June 20, 2014 between Trans-Lux Corporation and Carlisle Investments Inc.

4.02

Securities Purchase Agreement dated as of June 20, 2014 between Trans-Lux Corporation and George Schiele.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

By:  /s/ Robert J. Conologue

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Robert J. Conologue

Chief Financial Officer

By:   /s/ Todd Dupee

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Todd Dupee

Vice President, Finance

and Controller

Dated:  June 23, 2014